Stock Options, Restricted Stock, and Dividend Reinvestment Plans	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Options, Restricted Stock, and Dividend Reinvestment Plans
Stock Options, Restricted Stock, and Dividend Reinvestment Plans

Equity compensation plans
FHN currently has one plan, its shareholder-approved Equity Compensation Plan (“ECP”), which authorizes the grant of new stock-based awards to employees and directors. Most awards outstanding at year end were granted under the ECP, though older stock options and certain deferred stock units remain outstanding under several plans which no longer are active. The ECP authorizes a broad range of award types, including restricted shares, stock units, and stock options. Stock units may be paid in shares or cash, depending upon the terms of the award. The ECP also authorizes the grant of stock appreciation rights, though no such grants have been made. Unvested awards have service and/or performance conditions which must be met in order for the shares to vest. Awards generally have service-vesting conditions, meaning that the employee must remain employed by FHN for certain periods in order for the award to vest. Some outstanding awards also have performance conditions, and two outstanding awards have performance conditions associated with FHN’s stock price. FHN operates the ECP by establishing award programs, each of which is intended to cover a specific need. Programs are created, changed, or terminated as needs change. On December 31, 2017, there were 10,233,661 shares available for new awards under the ECP. The ECP imposes a separate limit on full-value (non-option) awards which is included within the overall limit; at December 31, 2017 there were 7,927,593 shares available to be granted as full-value awards.
Service condition full-value awards. Awards may be granted with service conditions only. In recent years, programs using these awards have included annual programs for executives and selected management employees, a mandatory deferral program for executives tied to annual bonuses earned, other mandatory or elective deferral programs, various retention programs, and special hiring-incentive situations. Details of the awards vary by program, but most are settled in shares at vesting rather than cash, and vesting rarely begins earlier than the first anniversary of grant and rarely extends beyond the fourth anniversary of grant. Annual programs tend to use multiple annual vesting dates while retention programs tend to use a single vesting date, but there are exceptions.
Performance condition awards. Under FHN’s long-term incentive and corporate performance programs, performance stock units (“PSUs”) (executives) and cash units (selected management employees) are granted annually and vest only if predetermined performance measures are met. The measures are changed each year based on goals and circumstances prevailing at the time of grant. In recent years the performance periods have been three years, with service-vesting near the third anniversary of the grant. PSUs granted after 2014 also have a two year post-vest holding period. Recent annual performance awards require pro-rated forfeiture for performance falling between a threshold level and a maximum, but all-or-nothing awards have also been granted. Performance awards sometimes are used to provide a narrow, targeted incentive to a single person or small group; two such awards which include a market performance condition to FHN’s Chief Executive Officer (“CEO”) are discussed in the next paragraph. Of the annual program awards paid during 2017 or outstanding on December 31, 2017: performance conditions related to the 2014 units were met at the 112.5 percent payout level and were paid in 2017; the three-year performance period of the 2015 units has ended but performance is measured relative to peers and has not yet been determined; and, the three-year performance periods for the 2016 and 2017 units have not ended.
Market condition awards. In 2016 and 2012, FHN made special grants of performance stock units to FHN’s CEO which will vest at the end of a performance period of seven years and five years, respectively. The awards have no provision for pro-rated payment based on partial performance. The 2016 award’s performance goal is based on achievement of a specific level of total shareholder return during the performance period. The 2012 award’s two alternative performance goals are: FHN’s common stock price achieves and maintains a certain level for a certain period of time; or FHN’s total shareholder return during the entire period achieves a certain level.
Director awards. Non-employee directors receive cash and annual grants of service-conditioned stock units under a program approved by the board of directors. Director stock units are settled in shares at vesting in the year following the year of grant. In 2017 and 2016 each director received $65,000 or prorated equivalent of stock units, representing a portion of their annual retainer. Prior to 2005 directors could elect to defer cash compensation in the form of discount-priced stock options, some of which remain outstanding.

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Stock and stock unit awards. A summary of restricted and performance stock and unit activity during the year ended December 31, 2017, is presented below:

	Shares/ Units (a)	Weighted average grant date fair value (per share) (b)
Nonvested on January 1, 2017	4,004,402	11.28
Shares/units granted	1,238,754	18.83
Shares/units vested	(847,107)	11.64
Shares/units cancelled	(424,833)	10.51
Nonvested on December 31, 2017	3,971,216	12.92

(a)	Includes only units that settle in shares and nonvested performance units are included at 100% payout level.

(b)	The weighted average grant date fair value for shares/units granted in 2016 and 2015 was $12.90 and $13.90, respectively.
On December 31, 2017, there was $27.6 million of unrecognized compensation cost related to nonvested restricted stock awards. That cost is expected to be recognized over a weighted-average period of 2.5 years. The total grant date fair value of shares vested during 2017, 2016 and 2015, was $9.9 million, $9.7 million and $9.9 million, respectively.
Stock option awards. Currently FHN operates only a single option program, calling for annual grants of service-vested options to executives. In the past, however, option programs varied widely in their uses and terms, and many old-program options, granted under the ECP or its predecessor plans, remain outstanding today. Except for substitute options (discussed below), all options granted since 2005 provide for the issuance of FHN common stock at a price fixed at its fair market value on the grant date. Except for substitute options, converted options and a special retention stock option award to the CEO in 2016, all options granted since 2008 vest fully no later than the fourth anniversary of grant, and all such options expire seven years from the grant date. Substitute options can be issued under the ECP in exchange for options of an acquired company that are canceled in a merger. The price, vesting, expiration, and other terms of the substitute options economically mirror those of the canceled options. FHN issued substitute options in the TAF transaction which closed in October, 2015. Converted options from CBF are all fully vested and expire ten years from grant date. The 2016 retention award vests beginning on the fourth anniversary of grant and extends through the sixth anniversary of grant. A deferral program, which was discontinued in 2005, allowed for foregone compensation plus the exercise price to equal the fair market value of the stock on the date of grant if the grantee agreed to receive the options in lieu of compensation. Deferral options still outstanding expire 20 years from the grant date.
The summary of stock option activity for the year ended December 31, 2017, is shown below:

	Options Outstanding	Weighted Average Exercise Price (per share)	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (thousands)
January 1, 2017	5,937,156	17.86
Options converted from CBF	1,059,685	11.54
Options granted	423,638	19.73
Options exercised	(475,995)	13.66
Options expired/cancelled	(335,913)	27.21
December 31, 2017	6,608,571	16.80	3.18	34,003
Options exercisable	5,016,496	17.65	2.56	24,646
Options expected to vest	1,592,075	14.11	5.13	9,358

The total intrinsic value of options exercised during 2017, 2016 and 2015 was $2.5 million, $10.6 million and $2.8 million, respectively. On December 31, 2017, there was $2.2 million of unrecognized compensation cost related to nonvested stock options. That cost is expected to be recognized over a weighted-average period of 3.2 years.

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FHN granted or converted 1,483,323, 971,328 and 595,229 stock options with a weighted average fair value of $4.69, $2.95 and $4.01 per option at grant date in 2017, 2016 and 2015, respectively.
FHN used the Black-Scholes Option Pricing Model to estimate the fair value of stock options granted or converted in 2017, 2016, and 2015 with the following assumptions:

	2017	2016	2015
Expected dividend yield	1.82%	2.41%	1.68%
Expected weighted-average lives of options granted	6.09 years	6.19 years	6.18 years
Expected weighted-average volatility	26.90%	32.84%	32.26%
Expected volatility range	24.36 - 29.44%	30.73 – 34.95%	23.67 – 40.85%
Risk-free interest rate	2.07%	1.28%	1.68%

Expected lives of options granted are determined based on the vesting period, historical exercise patterns and contractual term of the options. FHN uses a blend of historical and implied volatility in determining expected volatility. A portion of the weighted average volatility rate is derived by compiling daily closing stock prices over a historical period approximating the expected lives of the options. Additionally, because of market volatility due to economic conditions and the impact on stock prices of financial institutions, FHN also incorporates a measure of implied volatility so as to incorporate more recent market conditions in the estimation of future volatility.
Compensation Cost. The compensation cost that has been included in the Consolidated Statements of Income pertaining to stock-based awards was $20.6 million, $17.5 million, and $13.8 million for 2017, 2016, and 2015, respectively. The corresponding total income tax benefits recognized were $7.9 million in 2017, $6.7 million in 2016, and $5.3 million in 2015.
Authorization. Consistent with Tennessee state law, only authorized, but unissued, stock may be utilized in connection with any issuance of FHN common stock which may be required as a result of stock based compensation awards. FHN has obtained authorization from the Board of Directors to repurchase up to certain number of shares, related to issuance under the ECP and older stock award plans. These authorizations are automatically adjusted for stock splits and stock dividends. Repurchases are authorized to be made in the open market or through privately negotiated transactions and will be subject to market conditions, accumulation of excess equity, legal and regulatory restrictions, and prudent capital management. FHN does not currently expect to repurchase a material number of shares under the compensation plan-related repurchase program during 2018.
Dividend reinvestment plan. The Dividend Reinvestment and Stock Purchase Plan authorizes the sale of FHN’s common stock from stock acquired on the open market to shareholders who choose to invest all or a portion of their cash dividends or make optional cash payments of $25 to $10,000 per quarter without paying commissions. The price of stock purchased on the open market is the average price paid.